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                       Meadowbrook Insurance Group, Inc.

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS: That the undersigned officers and directors of Meadowbrook Insurance Group, Inc., a Michigan corporation, do hereby constitute and appoint Joseph C. Henry and Robert S. Cubbin, and each of them, the lawful attorneys and agents or attorney and agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1934 as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre- effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite his name.



      SIGNATURE                               TITLE                                                      DATE
-------------------                   ------------------------                                      --------------
                                      Chairman, Chief                                               February 12, 1999
Merton J. Segal                       Executive Officer and
---------------------------           Director (Principal
Merton J. Segal                       Executive Officer)


Warren D. Gardner                     President and Director                                        February 12, 1999
---------------------------
Warren D. Gardner
                                      Office of the President
James R. Parry                        and Director                                                  February 12, 1999
---------------------------
James R. Parry
                                      Secretary, Office of the
Robert S. Cubbin                      President and Director                                        February 12, 1999
---------------------------
Robert S. Cubbin
                                      Treasurer, Office of the
Joseph C. Henry                       President and Director                                        February 12, 1999
---------------------------
Joseph C. Henry

Bruce E. Thal                         Director                                                      February 12, 1999
--------------------------
Bruce E. Thal

Joseph S. Dresner                     Director                                                      February 12, 1999
--------------------------
Joseph S. Dresner

Hugh W. Greenberg                     Director                                                      February 12, 1999
--------------------------
Hugh W. Greenberg


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